UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2020

STIFEL FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-09305	43-1273600
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Financial Plaza
501 North Broadway
St. Louis, Missouri 63102-2102
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (314) 342-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class/Trading Symbol	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.15 par value per share	SF	New York Stock Exchange
Depository Shares, each representing 1/1,000th interest in a share of 6.25% Non-Cumulative Preferred Stock, Series A	SF PRA	New York Stock Exchange
Depository Shares, each representing 1/1,000th interest in a share of 6.25% Non-Cumulative Preferred Stock, Series B	SF PRB	New York Stock Exchange
Depository Shares, each representing 1/1,000th interest in a share of 6.125% Non-Cumulative Preferred Stock, Series C	SF PRC	New York Stock Exchange
5.20% Senior Notes due 2047	SFB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 20, 2020, Stifel Financial Corp. (the “Company”) completed the issuance and sale of $400,000,000 aggregate principal amount of the Company’s 4.000% Senior Notes due 2030 (the “Notes”). The Notes were registered and sold pursuant to an effective Registration Statement on Form S-3 (File No. 333-238118), which was filed with the Securities and Exchange Commission (“SEC”) on May 8, 2020 (the “Registration Statement”).

The Notes were issued pursuant to the Indenture, dated as of January 23, 2012 (the “Base Indenture”), as amended by the Sixth Supplemental Indenture, dated as of May 20, 2020 (the “Sixth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and U.S. Bank National Association, as Trustee (the “Trustee”).

The Notes bear interest at the rate of 4.000% per annum. Interest on the Notes is payable semi-annually in arrears on each May 15 and November 15, commencing on November 15, 2020. The Notes will mature on May 15, 2030.

The Company may, at its option, at any time and from time to time prior to February 15, 2030 (three months prior to maturity), redeem the Notes in whole or in part on not less than 30 nor more than 60 days’ prior notice mailed to the holders of the Notes. The Notes will be redeemable at a redemption price equal to the greater of:

•	100% of the principal amount of the Notes to be redeemed; and

•	the sum of the present values of the remaining scheduled payments of the principal thereof and interest on the Notes to be redeemed that would be due after the related date of redemption, discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the form of Note filed as Exhibit 4.3 to this Current Report on Form 8-K) plus 50 basis points, provided that the principal amount of a Note remaining outstanding after redemption in part will be $2,000 or an integral multiple of $1,000 in excess thereof;

in each case, plus accrued and unpaid interest thereon to, but excluding, the date of redemption.

On or after February 15, 2030 (three months prior to maturity), the Issuer may, at its option, at any time and from time to time redeem the Notes in whole or in part on not less than 30 nor more than 60 days’ prior notice mailed to the holders of the Notes, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the date of redemption.

On and after any redemption date, interest will cease to accrue on the Notes called for redemption. Prior to any redemption date, the Company is required to deposit with a paying agent money sufficient to pay the redemption price of and accrued interest on the Notes to be redeemed on such date. If the Company is redeeming less than all the Notes, the Trustee under the Indenture must select the Notes to be redeemed on a pro rata basis or by such method as the Trustee deems fair and appropriate in accordance with the procedures of The Depository Trust Company.

The Indenture contains customary event of default provisions. If an event of default occurs and is continuing, the Trustee or the holders of at least 25% in principal amount of the Notes may declare the Notes to be immediately due and payable.

The public offering price of the Notes was 99.285% of the principal amount. The Company received net proceeds of approximately $394.0 million after deducting the underwriting discount and estimated offering expenses payable by the Company, and intends to use such proceeds for general corporate purposes.

The foregoing description of the Base Indenture, Sixth Supplemental Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, the Sixth Supplemental Indenture and the form of Note, copies of which are filed with this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference and into the Registration Statement.

Item  2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Notes and the Indenture set forth in Item 1.01 is incorporated herein by reference.

Item 8.01 Other Events.

In connection with the offering of the Notes, as described in response to Item 1.01, the Company is filing this Current Report on Form 8-K to file the following exhibits as the Registration Statement, and such exhibits are hereby incorporated by reference into the Registration Statement: (i) the Base Indenture (Exhibit 4.1 to this Current Report on Form 8-K), (ii) the Sixth Supplemental Indenture (Exhibit 4.2 to this Current Report on Form 8-K), (iii) the form of Note (Exhibit 4.3 to this Current Report on Form 8-K) and (iv) the opinion of counsel with respect to the status of the Notes as binding obligations (Exhibit 5.1 to this Current Report on Form 8-K).

Item 9.01 Exhibits.

(d)    Exhibits.

Exhibit No.	Description of Exhibit

4.1

Indenture, dated as of January 23, 2012, between Stifel Financial Corp. and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 23, 2012)

4.2	Sixth Supplemental Indenture, dated as of May 20, 2020, between Stifel Financial Corp. and U.S. Bank National Association, as trustee.

4.3	Form of 4.000% Senior Note due 2030 (included as Exhibit A to Exhibit 4.2).

5.1	Opinion of Bryan Cave Leighton Paisner LLP.

Exhibit No.	Description of Exhibit

23.1	Consent of Bryan Cave Leighton Paisner LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIFEL FINANCIAL CORP.

Date: May 20, 2020	By:	/s/ James M. Marischen
James M. Marischen
Chief Financial Officer

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